Exhibit 10.13.11

EXECUTION

AMENDMENT NO. 11 TO MASTER REPURCHASE AGREEMENT AND

AMENDMENT NO. 24 TO PRICING LETTER

Amendment No 11 to Master Repurchase Agreement and Amendment No. 24 Pricing Letter, dated as of December 14, 2020 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and United Wholesale Mortgage, LLC (f/k/a United Shore Financial Services, LLC) (the “Seller”).

RECITALS

The Buyer and the Seller are parties to (a) that certain Master Repurchase Agreement, dated as of November 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of November 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pricing Letter”; and as amended by this Amendment, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or the Existing Pricing Letter, as applicable.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement and Existing Pricing Letter be amended to reflect certain agreed upon revisions to the terms thereof.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement and Existing Pricing Letter are hereby amended as follows:

SECTION 1. Seller Name Change. Seller is changing its name to United Wholesale Mortgage, LLC (the “Name Change”), accordingly, as of the date hereof each reference to “United Shore Financial Services, LLC” under the Existing Repurchase Agreement, the Existing Pricing Letter and all other Program Documents is hereby amended to be “United Wholesale Mortgage, LLC”.

SECTION 2. Ratification of Security Interest. On and after the Name Change, the Seller hereby ratifies and confirms that is has granted, assigned and pledged to Buyer a fully perfected first priority security interest in the Repurchase Assets.

SECTION 3. Repurchase Agreement Amendments. The Existing Repurchase Agreement is hereby amended by:

3.1    deleting all references of “United Shore Financial Services, LLC” in their entirety and replacing them with “United Wholesale Mortgage, LLC”.

3.2    deleting the definitions of “Change in Control” and “Seller” in Section 2 in their entirety and replacing them with the following:

“Change in Control” shall mean:

(a)     any transaction or event as a result of which any “person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the beneficial owner directly or indirectly, of more than 50% of the total voting power of UWM Corporation, and thereafter, the Permitted Holders are the beneficial owners, directly or indirectly, of less than 50% of the total voting power of UWM Corporation;

(b)     any transaction or event as a result of which UWM Corporation ceases to serve as the manager, directly or indirectly, of Seller;

(c)     the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action permitted under this Agreement or taken in connection with any securitization transaction or routine sales of Mortgage Loans and Servicing Rights); or

(d)     the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power or equity interests of the continuing or surviving entity’s equity outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not equity holders of the Seller immediately prior to such merger, consolidation or other reorganization.

“Seller” shall mean United Wholesale Mortgage, LLC or any successor in interest thereto.

3.3 adding the following new definition in Section 2 in its proper alphabetical order:

“Permitted Holders” means (i) SFS Holding Corp., (ii) any of the stockholders of SFS Holding Corp., (iii) any beneficiary of any such stockholder to the extent that such stockholder is a trust, and (iv) any other trust or entity to the extent that any person described in clauses (i) – (iii) beneficially owns or controls such trust or entity.

3.4 deleting the notice information for Seller in Section 23 in its entirety and replacing it with the following:

If to Seller:

United Wholesale Mortgage, LLC

585 South Boulevard East

Pontiac, Michigan 48341

Telephone No.: [***]

Attention: [***]

E-mail: [***]

with a copy to:

United Wholesale Mortgage, LLC

585 South Boulevard East

Pontiac, Michigan 48341

Attention: Legal Department

E-mail: [***]

3.5 deleting Schedule 4 to the Existing Master Repurchase Agreement and replacing it with Annex A hereto.

SECTION 4. Pricing Letter Amendments. The Existing Pricing Letter is hereby amended by:

4.1 deleting all references of “United Shore Financial Services, LLC” in their entirety and replacing them with “United Wholesale Mortgage, LLC”.

SECTION 5. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)     this Amendment, executed and delivered by duly authorized officers of the Buyer and the Seller;

(b)     Power of Attorney, executed and delivered by duly authorized officers, as applicable, of Seller;

(c)     Amendment No. 4 to the Custodial Agreement, executed and delivered by duly authorized officers of the Buyer, the Seller and the Custodian;

(d)     Amendment No. 2 to the Electronic Tracking Agreement, executed and delivered by duly authorized officers of the Buyer, Seller, MERSCORP Holdings, Inc. and Mortgage Electronic Registration Systems, Inc.;

(e)     a certificate of the secretary of Seller, attaching certified copies of such party’s organizational documents and resolutions approving the Name Change (either specifically or by general resolution) and all documents evidencing other necessary company action or governmental approvals as may be required in connection with the Name Change;

(f)     a certified copy of a good standing certificate from the jurisdiction of organization of Seller; and

(g)     evidence that Uniform Commercial Code Financing Statements (UCC-1) No. 2014159973-2 and No. 2016113632-0, filed with the Michigan Department of State, has been modified or amended pursuant to a filed UCC-3 in form and substance acceptable to Administrative Agent in its sole discretion.

SECTION 6. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 7. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement and Existing Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with their terms. From and after the Amendment Effective Date, all references to the Seller in the Repurchase Agreement, the Pricing Side Letter and the other Program Documents shall be deemed to refer to the Seller, pursuant to the Name Change.

SECTION 9. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Buyer in its sole discretion. The original documents shall be promptly delivered, if requested.

SECTION 11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:	/s/ Gary Timmerman
	Name:	Gary Timmerman
	Title:	Managing Director

By:	/s/ Chi Ma
	Name:	Chi Ma
	Title:	Director

Signature Page to Amendment No. 11 to Master Repurchase Agreement and Amendment No. 24 to Pricing Letter

UNITED WHOLESALE MORTGAGE, LLC (F/K/A UNITED SHORE FINANCIAL SERVICES, LLC), as Seller

By:	/s/ Blake Kolo
	Name:	Blake Kolo
	Title:	Chief Business Officer

Signature Page to Amendment No. 11 to Master Repurchase Agreement and Amendment No. 24 to Pricing Letter